                                                                   Exhibit 99.1.

[Slide 1] - (Facility inset) - United States Steel - Morgan Stanley - Mining, Paper and Packaging Conference - March 12, 2002

[Slide 2] - Forward-looking Statements: This presentation contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The forward-looking statements address a variety of subjects including, but not limited to, steel prices, industry consolidation, forecasted raw material reserves, commercial strategies, forecasted financial strategies, outlook for domestic steel markets, and forecasted steel shipments. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, USX and/or U. S. Steel has included in Form 10-K for the year ended December 31, 2000 as amended, and subsequent reports on Forms 10-Q and 8-K, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements.

[Slide 3] - U. S. Steel Spin-off - December 31, 2001 (Split chart showing two separate entities: USX (becoming Marathon Oil) and USS - U. S. Steel - $900 MM value transfer, $440 MM estimated tax settlement)

[Slide 4] - U. S. Steel - Newly Independent   1. New Vision (partial logo inset
with columns identifying vision statement) Making Steel with facility inset, World Competitive with globe inset, Building Value.

[Slide 5] - U. S. Steel's Two Business Segments: Two circles - left circle showing Domestic Steel components including Flat-Rolled Steel, Tubular, Raw Materials, Transportation, USS Real Estate & Other and Straightline (highlighted). Right circle is U. S. Steel Kosice, and is blank.

[Slide 6] - Largest North American Integrated Steel Producer - 12.8 million tons
of domestic annual steel-making capability.   (Map of North America with three
U. S. Steel plants identified - Gary, IN 7.5 MM tons, Mon Valley, PA 2.9 MM tons, Fairfield, AL 2.4 MM tons)

[Slide 7] - Flat-Rolled Producing & Finishing Facilities. (Map of North America identifying East Chicago Tin, IN - Products: Tin; Gary, IN - Products: Sheet, Plates, Tin; Mon Valley, PA - Products: Sheet; Fairless, PA - Products: Sheet; Fairfield, AL - Products: Sheet; and also identifying USS-POSCO, PRO-TEC and Acero Prime Joint Venture locations)

[Slide 8] - Tubular Operations (Map of North America identifying Lorain, OH, McKeesport, PA and Fairfield, AL)

[Slide 9] - 2001 Domestic Shipments - Pie chart showing Sheets 70%, Tubular 10%, Tin 8%, Plate 7% and Non-Prime 5%

[Slide 10] - Serving Multiple End Markets - 2001 Domestic Steel Shipments by Markets - Pie chart showing Processing Joint Ventures 14%, Service Centers 25%, Transportation 12%, Construction 8%, Oil, Gas &

Petrochemicals 9%, Other 7%, Containers 8%, Export 5% and Converters 12%

[Slide 11] - Raw Materials (Map of United States with overlays for Minntac Iron Ore, Gary Coke, Clairton Coke, Pinnacle Coal and Oak Grove Coal)

[Slide 12] - Transportation - Transtar, Inc. (Map of United States with transportation modes identifying Elgin, Joliet & Eastern Railway, Lake Terminal RR, McKeesport Connecting RR, Union Railroad, Birmingham Southern RR, Warrior & Gulf Navigation and Mobile River Terminal)

[Slide 13] - USS Real Estate and Other - 1. Real Estate - a) 270,000 acres of surface, b) 1.5 mm acres of mineral rights, c) Consistent cash and profit contributor. 2. USX Engineers and Consultants - a) View of the Steel World

[Slide 14] - Straightline Source - Direct Buying Option for Processed Steel (Map of United States with current operating areas highlighted)

[Slide 15] - Chart of U. S. Steel Business Segments.  1. Domestic Steel.  2. U.
S. Steel Kosice (highlighted)

[Slide 16] - U. S. Steel Kosice - 1. Initial investment - 1998 tin joint venture. 2. November 2000 purchase - $425M cash and debt. 3. Largest integrated flat-rolled producer in Central Europe. 4. 5 million ton low-cost steel-making facility in the Slovak Republic.

[Slide 17] - U. S. Steel Kosice Employees - 1. Well-educated workforce. 2. Lower wage rates. 3. Language barrier less than expected. 4. Trade Union relations are good. 5. Government agreement prohibits layoffs. 6. Top Management Team - 28 expats and 21 from Slovak Republic. (inset of workforce)

[Slide 18] - Commercial Strategies - 1. Serve growing customer base in Central Europe. 2. Deal directly with end customer. 3. Provide excellent customer service. 4. Shift to value-added products. (Map of Central Europe with the Slovak Republic circled)

[Slide 19] - Examples of U. S. Steel Customers Operating in Marketing Region (Map of Central Europe; area within a 375 mile radius of U. S. Steel Kosice circled; customers identified - Ford, GM, Tower Automotive, Magna, VW Group, GM, Van Leer, Whirlpool, A. O. Smith, Emerson, Frigidaire, BMW, DaimlerChrysler, Trinity Ind.)

[Slide 20] - Strategic Initiatives (facility inset)

[Slide 21] - Business Strategy: 1. Focus on value-added products - a) maximize investment in high-end finishing assets; b) minimize or redeploy investment in domestic raw materials and hot ends.

[Slide 22] - Business Strategy: 1. Expand globally - a) reviewing additional growth opportunities in Central Europe

[Slide 23] - Business Strategy - Acquisition History: 1. Track record as value buyer. 2. Low cash outlays - a) USSK - $158 mm including JV; b) Lorain Tubular
- * $20 mm; c) East Chicago Tin - no cash

[Slide 24] - Business Strategy: 1. Continuously reduce costs - a) Domestic Steel; i. Targeting $30/ton reduction by 2004; b) USSK: i. Achieved $20/ton reduction in 2001, ii. Targeting additional $10/ton in 2002; c) Total annual savings of $350 MM

[Slide 25] - Cost/Price Leverage Impact to U. S. Steel At 2002 Shipping Levels:
$10/ton change in cost or price equals $148 million in operating income or $1.20 per share

[Slide 26] - Business Strategy: 1. Participate in domestic industry rationalization: a) Section 201 trade remedy, b) Legacy relief, c) Reduce total employment cost

[Slide 27] - Business Strategy: 1. Reduce balance sheet leverage - a) Achieve investment-grade ratings

[Slide 28] - Financial Results (steel mill in background)

[Slide 29] - 2001 Financial Results - 1. Difficult financial year: a) excess global steel capacity; b) weaker economy/lower demand; c) severe price declines
- i. Imports, ii. failing companies run for cash and d) low operating rates

*  means Less than

[Slide 30] - Domestic Steel Industry Effect of Currency Valuation (Bar chart of Japanese Yen = $1 U.S. from 1999 thru 2002) 1. Impact of US dollar's strength on price of foreign goods in the USA - Hot Rolled Band: 30775 yen = $232/ton in
                                       ---------------
early 2002 versus 30775 yen = $300/ton in late 1999 is a $68/ton difference. Maintaining a constant price to a foreign producer can result in substantially reduced prices in the USA (highlighted).

[Slide 31] - Domestic Steel Industry Effect of Currency Valuation (Bar chart of Brazilian Real = $1 U.S. from 1999 thru 2002) 1. Impact of US dollar's strength of price of foreign goods in the USA - Hot Rolled Band: 517 Real = $189/ton in
                                       ---------------
late 2001 versus 517 Real = $300/ton in early 2000 is a $111/ton difference. Maintaining a constant price to a foreign producer can result in substantially reduced prices in the USA (highlighted).

[Slide 32] - Domestic Steel Prices are at 20 Year Lows, USA Steel Prices 1981-2001 (Hot roll, cold roll and coated graphs from Oct. 1981 thru Oct. 2001 - y axis range = $200-800/ton) [Source: Purchasing Magazine]

[Slide 33] -Historical Financial Performance (Millions of Dollars) - chart of 1997 thru 2001 - Revenues, Segment Income (loss) for Domestic Steel and USSK, Income (loss) from operations, Net Income and EPS.

[Slide 34] - Historical Financial Performance (Millions of Dollars) - chart of 1997 thru 2001 - Balance Sheet Data of Capital Expenditures, Total Assets, Total Debt, Stockholders' Equity and Debt/(Debt + Equity)

[Slide 35] - Chart of Opening Capital Structure - January 1, 2002 (Millions of Dollars) - Senior Debt - $535, SQUIDS - $49, Ind. Dev. & Env. Bonds - $471, USSK Loan - $325, Capital Leases & Other - $86, Total Debt - $1,466, Stockholders' Equity - $2,506 and Debt/Debt & Equity - 37%

[Slide 36] - Other Key Financial Facts - Our Pension Plan is Fully-Funded (inset of dollar sign)

[Slide 37] - Pension Benefits (Millions of Dollars) from 1997 thru 2001 - Benefit Obligation, Plan Assets, Funded Status and Net Pension Credit

[Slide 38] - Chart of Other Post Retirement Benefits - Year-End 2001 (Millions of Dollars) - Assets - $728, Obligations - $2,555 and Funded Status - $(1,827)

[Slide 39] - Market Conditions (facility in background)

[Slide 40] - Domestic Steel Industry - Challenging Times: 1. Devastated competitors idle facilities - a) Low utilization rates; b) Low prices. [LTV, Trico, Geneva, Acme and Gulf States - total 14.7 Million Tons] (inset of stored coils, currency with down arrow, and docked ship)

[Slide 41] - Spot Market Price Increases - Sheets: 1. Domestic Competitor Announcement - a) 1Q 2002 + $20/NT; b) 2Q 2002 + $40/NT

[Slide 42] - Domestic Order Book Trend: Bar chart of Prime Steel Order Rate Trend as % of Domestic USS Raw Steel Capacity - Five Week Moving Average 2002 YTD vs. 2001 - Week Beginning 12/30/01 thru 2/24/02 - % Shipping Capacity from Domestic USS Raw Steel from 50 to 110%

[Slide 43] - Continued Early 2002 Weakness: 1. Domestic Steel - a) plate, b) tubular, c) raw materials. 2. USSK - a) sheets

[Slide 44] - Bar Chart of U. S. Steel Shipments 1995-2002 (Millions of Net Tons)
- USSK and Domestic from 0-16 and Forecast for 2002 (11 MMNT Domestic Steel; 3.8 MMNT USSK)

[Slide 45] - U. S. Steel Competitive Strengths: 1. Core flat-rolled businesses in North America and Slovak Republic. 2. Diversified steel and related businesses - a) Tubular, b) Raw materials, c) Transportation, d) USS Real Estate. 3. Stronger balance sheet following separation. 4. Fully-funded pension plan. 5. Strong leadership and management team.

[Slide 46] - U. S. Steel Investment Proposition: 1. Newly independent and focused company - a) making steel; b) world competitive; c) building value. 2. Benefiting from recent acquisitions. 3. Positioned to benefit from cyclical recovery. 4. Minimize and redeploy investment in domestic raw materials and hot ends. 5. Capable of participating in domestic industry rationalization.


March 12, 2002